UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

January 15, 2026

Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 001-39050

Delaware	45-3361983
State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos, CA	94070
Address of Principal Executive Offices	Zip Code

(650) 810-8823

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 21, 2026, Oportun Financial Corporation (the “Company”) issued a press release announcing certain preliminary unaudited financial and operating results for the fourth quarter and full fiscal year ended December 31, 2025. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this report.

The Company’s audited financial statements for the year ended December 31, 2025 are not yet available. Accordingly, these preliminary financial and operating results are an estimate and subject to the completion of the Company’s financial closing and other procedures and finalization of the Company’s consolidated financial statements for its year ended December 31, 2025, including the completion of the audit of the Company’s financial statements. Accordingly, actual financial and operating results that will be reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including its audited financial statements when they are completed and publicly disclosed, may differ from these preliminary results.

The information in this Form 8-K and the exhibits attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Transition of Chief Executive Officer

On January 21, 2026, the Company and its subsidiary, Oportun, Inc. (“Oportun”), announced that Chief Executive Officer (“CEO”) Raul Vazquez will step down from his roles as CEO and a member of the Company’s board of directors (the “Board”). Based on mutual agreement, Mr. Vazquez will remain in his current role as the Company’s and Oportun’s CEO and as a member of the Board to assist in the transition until the Board appoints a new chief executive officer (“New CEO”), but no later than April 3, 2026, and will serve as an advisor to the Company until July 1, 2026. Mr. Vazquez’s transition is not related to any disagreement between Mr. Vazquez and the Company. The Board has initiated a CEO search process and engaged a leading executive search firm to assist in that process.

Vazquez Transition Agreement

The Company and Oportun entered into a transition agreement and release (the “Transition Agreement”) with Mr. Vazquez dated January 21, 2026 (the “Effective Date”) in connection with the Company’s and Mr. Vazquez’s agreement to make a CEO leadership transition. Under the Transition Agreement, Mr. Vazquez will remain as CEO and a member of the Board through the earlier of (i) the effective date on which a New CEO commences service with the Company and Oportun in accordance with the Transition Agreement (the “Appointment Date”) and (ii) April 3, 2026, subject to the terms of the Transition Agreement. If the Appointment Date occurs before April 3, 2026, the Transition Agreement contemplates that Mr. Vazquez will remain employed with Oportun as a strategic advisor in a non-officer capacity until April 3, 2026. During the period that he is employed with Oportun, Mr. Vazquez will continue to receive his regular base salary, participate in the Company’s employee benefits, and his Company equity awards will continue to vest. Mr. Vazquez will also continue to be eligible to receive a bonus under the Company’s 2025 bonus plan provided that he remains employed with Oportun through April 3, 2026 and will continue to participate in the Company’s benefit plans on the same terms in effect prior to the Effective Date.

Subject to Mr. Vazquez executing and not revoking the release agreement attached to the Transition Agreement, remaining employed with the Company through April 3, 2026, and satisfying the other terms and conditions of the Transition Agreement, (1) Mr. Vazquez will receive cash severance equal to $1,102,500, representing eighteen (18) months of his base annual salary, payable in equal installments over eighteen (18) months; (2) Mr. Vazquez also will receive a lump sum payment equal to $918,750 multiplied by (a) the number of calendar days he is employed with Oportun in 2026 as of his last day of employment divided by (b) 365; (3) Oportun will cover the premiums for COBRA coverage for Mr. Vazquez and his eligible dependents for a period of up to eighteen (18) calendar months following his last day of employment with Oportun, subject to the terms of the Transition Agreement; and (4) (i) one hundred percent (100%) of Mr. Vazquez’s outstanding and unvested time-based restricted stock units will immediately vest and settle, and (ii) if and to the extent any performance-based restricted stock units (“PSUs”) granted to Mr. Vazquez on April 2, 2025 (the “2025 PSUs”) become Economic ROA Eligible Units then two-thirds of such Economic ROA Eligible Units will remain eligible to vest on the Scheduled Vesting Date, subject to the terms and conditions of the applicable 2025 PSU agreements entered into by Mr. Vazquez, including any adjustments due to the application of Relative TSR Modifier set forth in such 2025 PSU agreements, but in each case, disregarding any continued service or similar condition under the applicable 2025 PSU agreements. All other unvested and outstanding PSUs held by Mr. Vazquez will be forfeited on his last day of employment with the Company.

If Mr. Vazquez remains employed with Oportun through April 3, 2026, then, immediately thereafter, Mr. Vazquez will continue in service with Oportun as a non-employee advisor through July 3, 2026 (such advisory period the “Advisory Period”). During the Advisory Period, Mr. Vazquez will receive a cash fee of $61,250 per month as payment for his services.

The foregoing summary of the Transition Agreement is subject to, and qualified in its entirety by, the full text of the Transition Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. All capitalized terms used but not defined herein have the meanings set forth in the Transition Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

10.1	Transition Agreement dated January 21, 2026

99.1	Press Release dated January 21, 2026

104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION

(Registrant)

Date: January 21, 2026	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Corporate Secretary